UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2017
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36505 (Commission File Number)	46-5001985 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 17, 2017, Viper Energy Partners LP (the “Partnership”), a subsidiary of Diamondback Energy, Inc. (“Diamondback”), entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, Viper Energy Partners GP LLC (the “General Partner”), Viper Energy Partners LLC (“OpCo” and, together with the Partnership and the General Partner, the “Partnership Parties”) and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership, and the purchase by the Underwriters, of 14,000,000 Common Units representing limited partner interests (“Common Units”) in the Partnership (the “Firm Unit Offering”). Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 2,100,000 Common Units on the same terms (the “Optional Unit Offering” and, together with the Firm Unit Offering, the “Offering”), which was exercised in full on July 18, 2017. The purchase price to the public for the Common Units offered in the Offering was $14.75 per Common Unit, except that in the Firm Unit Offering, Diamondback purchased 700,000 Common Units from the Underwriters at $14.38125 per unit, which is the price per Common Unit paid by the Underwriters to the Partnership. Following the Offering, Diamondback had an approximate 64% limited partner interest in the Partnership.

The Offering closed on July 21, 2017. The Partnership received net proceeds of approximately $232.6 million (after deducting underwriting discounts and commissions and estimated offering expenses) from the Offering. The Partnership intends to use the net proceeds from the Offering to repay the outstanding borrowings under the Partnership’s revolving credit facility, to fund a portion of the purchase price for the Partnership’s pending acquisitions and for general partnership purposes, which may include additional acquisitions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership Parties and customary conditions to closing, obligations of the parties and termination provisions. The Partnership Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering was made pursuant to the Partnership’s effective shelf registration statement on Form S-3 (File No. 333-205432), filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2015 and declared effective by the SEC on July 13, 2015 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, dated as of July 13, 2015, a preliminary prospectus supplement, filed with the SEC on July 17, 2017, and a final prospectus supplement, filed with the SEC on July 19, 2017 (collectively, the “Prospectus”).

As more fully described under the caption “Underwriting” in the Prospectus, the Underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Partnership and its affiliates in the ordinary course of business for which they have received and would receive customary fees and expenses. Affiliates of certain of the Underwriters are lenders under the Partnership’s revolving credit facility and, accordingly, will receive a portion of the net proceeds of the Offering.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01. Other Events.

In connection with the Offering, the Partnership is filing two legal opinions of Akin Gump Strauss Hauer & Feld LLP, one regarding the legality of the Common Units issued in the Offering and the other regarding certain federal income tax matters, attached as Exhibits 5.1 and 8.1, respectively, to this Current Report on Form 8-K, to incorporate such opinions by reference into the Shelf Registration Statement.

Item 9.01.    Financial Statements and Exhibits.

Exhibits

Number	Exhibit
1.1*
Underwriting Agreement, dated as of July 17, 2017, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC, Viper Energy Partners LLC and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the common units issued in the Offering.
8.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.
23.1*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto).
23.2*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto).
* Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	July 21, 2017

		By:	/s/ Randall J. Holder
		Name:	Randall J. Holder
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit
1.1*
Underwriting Agreement, dated as of July 17, 2017, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC, Viper Energy Partners LLC and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the common units issued in the Offering.
8.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.
23.1*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto).
23.2*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto).
* Filed herewith.